[Logo]  M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)







                    MFS(R) MUNICIPAL
                    BOND FUND
                    SEMIANNUAL REPORT o FEBRUARY 28, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 26
MFS' Year 2000 Readiness Disclosure ....................................... 31
Trustees and Officers ..................................................... 33




       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.




--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with the potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Geoffrey L. Schechter]
     Geoffrey L. Schechter

For the six months ended February 28, 1999, Class A shares of the Fund provided a total return of 2.09% and Class B shares 1.70%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 2.68% return for the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of approximately 40,000 investment-grade bonds, and to a 1.76% return for the average municipal bond fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. WHAT WERE SOME OF THE FACTORS INVOLVED IN THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS? SPECIFICALLY, WHAT MAY HAVE CAUSED THE FUND'S
   UNDERPERFORMANCE COMPARED TO ITS BENCHMARK?

A. The single largest factor driving returns of a high-grade municipal bond fund such as ours is the portfolio's sensitivity to interest-rate changes because as interest rates increase, bond prices decrease. During the past six months, we saw the difference in rates between long- and short-term investments widen. This Fund focuses on bonds with maturities ranging between 15 and 20 years. During the period, there was a modest increase in rates in the mid-maturity range, which caused a decline in those bond prices. This hurt our performance in comparison to the Lehman Index, which focuses more on bonds with shorter-term maturities than those in our portfolio. Shorter-term bonds saw a decline in rates and an increase in price. We attribute our Class A shares' overperformance of the Lipper average to our smaller weighting of bonds with 20- to 30-year maturities, which suffered an increase in interest rates and acute price erosion. Also, we feel that our lower weighting of "BBB"-rated bonds helped performance, as those bonds experienced a slight rise in interest rates during the period.

Q. HOW WOULD YOU DESCRIBE THE CURRENT CONDITION OF THE MUNICIPAL MARKET IN TERMS OF FINANCIAL STRENGTH AND QUALITY OF ISSUES?

A. Generally, credit quality, which measures the likelihood that a bond issuer will be unable to pay interest or repay principal, remained strong. Job growth, retail sales, auto sales, and housing construction have been healthy, which is good for the municipal bond market. In addition, municipalities for the most part have been well-managed and have experienced strong revenue growth and budget surpluses due to the health of the domestic economy. However, the hospital sector has experienced a modest deterioration in credit quality. This is because the Balanced Budget Reconciliation Act that became effective last year has slowed the rate at which hospitals are reimbursed by the federal government and insurance companies for insured medical care. This has had a negative impact on many hospitals' revenues. Last year, we actually saw more hospital bond issues' credit ratings downgraded than upgraded. In fact, this was the only market sector that saw such a broad decline. The Fund has less than 3% of its assets in this area, not including insured bonds, which are "AAA"-rated. We will be careful to look for only high-quality bonds or bonds of hospitals that have strong competitive positions in their regions.

Q. CAN YOU DISCUSS A FEW INVESTMENTS THAT DID PARTICULARLY WELL FOR THE FUND IN THE PAST SIX MONTHS?

A. One of our best purchases was Long Island Power Authority, a company that provides transmission and distribution -- not generation -- services for electric power on Long Island. We purchased zero-coupon bonds due in 2011 that do not pay interest but are sold at a discount. They were inexpensive because of the profusion of bond issues in the state of New York last year. Long Island Power has had a very strong competitive position and, as the market has come to realize this, the bonds have become more sought after, resulting in increased prices. Other investments that have done well for the Fund are New York City bonds. Despite having fairly high 5.75% coupons, they have appreciated in price thanks to the strength of the New York economy.

Q. HOW ABOUT CREDITS THAT HAVE DISAPPOINTED OVER THE PERIOD?

A. Some of the Fund's lower-rated hospital holdings suffered due to a broad sell-off of almost all types of "BBB"-rated hospital bonds because of the issues plaguing the hospital industry that we have discussed. While there are real problems in the sector, we think the poor performance of hospital bonds may be the result of an overreaction by the market. Many hospital holdings in which we still feel confident over the long term have been painted with the same negative brush.

Q. HAS THE OVERALL CREDIT QUALITY OF THE PORTFOLIO CHANGED IN THE PAST SIX
   MONTHS?

A. In today's market, we believe that investors are not adequately compensated for taking on the added risk of "BBB"-rated bonds. Therefore, over the past year we have upgraded the overall quality of the Fund and have been highly selective in our purchases of "BBB"-rated bonds in favor of higher-rated issues. Eighty percent of Fund assets are in "AAA"- or "AA"-rated bonds.

Q. CAN YOU EXPLAIN HOW MFS' RESEARCH-INTENSIVE INVESTMENT PROCESS BENEFITS INVESTORS?

A. An interesting example of MFS Original Research in action is the recent bond offering of a Pennsylvania hospital. Our research showed us that the project's backers were experiencing financial trouble, despite conventional wisdom that the organization could resolve its problems. Therefore, we passed on the opportunity to buy the bonds, and the hospital subsequently declared bankruptcy.

   Our work in the housing market has been another good example of the importance of research. In a strong market, investors tend to avoid housing bonds because declining interest rates open up the possibility of prepayment of bonds at lower rates. However, our intensive research has allowed us to find housing bonds with minimal prepayment risk. We have found investments in regions in which older, high-coupon bonds will be prepaid before the ones in which we have invested. We are confident in the credit quality of the issuers and are happy with the stable income stream these bonds have offered the Fund.

Q. WHAT SECTORS, PROJECTS, OR REGIONS ARE PARTICULARLY ATTRACTIVE TO YOU NOW?

A. We continue to focus on essential service bonds such as those issued to support water and sewer needs, and we are looking for selective opportunities in the housing market. The nation's economy has remained strong across the board, though we continue to carefully watch municipalities that rely on commodities or farming products, which have been buffeted by declining prices. We are also watching regions that are closely tied to the weakened economies of Asia and Latin America, although we have seen remarkably little impact on the domestic municipal bond market from Asia's economic troubles.

Q. HOW IS THE SUPPLY OF MUNICIPAL BONDS CURRENTLY, AND HOW MIGHT SUPPLY TRENDS IMPACT THE FUND?

A. Last year we had $284 billion in new municipal bond issues, the second-highest level in history. This was driven by the strong domestic economy, which has allowed states, cities, and towns to finance much-needed public works and other projects. The trend was also supported by low interest rates, which have enabled municipalities to refinance high-interest debt at lower rates. While new issuance is down somewhat in 1999, we do expect to see the traditional boost in new bonds in the spring. Overall, we expect supply for the year to be lower than last year, and we expect a return to a more typical balance between supply and demand.

/s/ Geoffrey L. Schechter
    Geoffrey L. Schechter
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   GEOFFREY L. SCHECHTER IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MUNICIPAL BOND FUND.

   MR. SCHECHTER JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1994 AND VICE PRESIDENT IN 1995. HE BECAME A PORTFOLIO MANAGER IN 1998. MR. SCHECHTER IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A CERTIFIED PUBLIC ACCOUNTANT.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:               SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                           FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION
                           OF SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   DECEMBER 16, 1976

  CLASS INCEPTION:         CLASS A  DECEMBER 16, 1976
                           CLASS B  SEPTEMBER 7, 1993

  SIZE:                    $1.6 BILLION NET ASSETS AS OF FEBRUARY 28, 1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH FEBRUARY 28, 1999

CLASS A

                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                     +2.09%        +4.79%       +17.83%       +30.63%        +109.00%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                   --          +4.79%       + 5.62%       + 5.49%        +  7.65%
------------------------------------------------------------------------------------------------------------
SEC Results                                   --          -0.19%       + 3.92%       + 4.47%        +  7.13%
------------------------------------------------------------------------------------------------------------

CLASS B

                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                     +1.70%        +3.97%       +14.90%       +24.86%        + 98.56%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                   --          +3.97%       + 4.74%       + 4.54%        +  7.10%
------------------------------------------------------------------------------------------------------------
SEC Results                                   --          +0.01%       + 3.84%       + 4.21%        +  7.10%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1999

QUALITY RATINGS
Source: Standard & Poor's and Moody's

"AAA"                         63.0%
"AA"                          13.3%
"A"                           12.6%
"BBB"                          6.9%
Other                          4.2%

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1999

Municipal Bonds - 93.9%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
General Obligation - 16.2%
  Anchorage, AK, FGIC, 5.125s, 2015                                   $ 3,505           $    3,556,839
  Chicago, IL, Board of Education, MBIA, 6.25s, 2012                    2,500                2,935,850
  Chicago, IL, Board of Education, AMBAC, 5.4s, 2017                    3,000                3,094,830
  Chicago, IL, Board of Education, Capital
    Appreciation, AMBAC, 0s, 2011                                       5,000                2,735,700
  Chicago, IL, Board of Education, Capital
    Appreciation, FGIC, 0s, 2012                                       10,000                5,149,100
  Chicago, IL, Board of Education, Capital
    Appreciation, AMBAC, 0s, 2012                                       2,550                1,313,020
  Clark County, NV, School District, MBIA, 7s, 2010                     4,000                4,921,360
  Commonwealth of Massachusetts, 6.5s, 2008                             6,400                7,472,064
  Commonwealth of Massachusetts, FGIC, 7s, 2009                         7,000                8,488,200
  Commonwealth of Massachusetts, 5s, 2014                               5,500                5,619,735
  Commonwealth of Massachusetts, 5s, 2017                              18,940               19,068,603
  Cook County, IL, MBIA, 5.625s, 2016                                   3,230                3,427,676
  Cypress-Fairbanks, TX, Independent School District,
    PSF-GTD, 5s, 2018                                                   4,500                4,500,675
  Detroit, MI, 6.25s, 2009                                              5,235                5,774,100
  Detroit/Wayne County, MI, Stadium, FGIC, 5.5s, 2017                   6,000                6,272,220
  District of Columbia, Unrefunded Balance Refunding
    A1, 6.5s, 2010                                                      5,705                6,695,616
  Florida Board of Education, Capital Outlay, 9.125s, 2014              1,735                2,489,760
  Grapevine-Colleyville, TX, Independent School Dist.,
    Capital Appreciation Refunding, PSF-GTD, 0s, 2010                   5,000                2,964,150
  Lewisville, TX, Independent School District, PSF-GTD,
    5s, 2018                                                            8,500                8,489,120
  Metropolitan Government of Nashville & Davidson
    County, TN, 5.125s, 2025                                           10,410               10,474,334
  New York City, NY, 7.5s, 2002                                        12,500               13,740,875
  New York City, NY, 7.5s, 2006                                         3,625                4,015,485
  New York City, NY, 7.65s, 2006                                          160                  177,888
  New York City, NY, 7.5s, 2007                                        15,500               17,147,185
  New York City, NY, 7.5s, 2008                                        10,000               11,062,700
  New York City, NY, 7.7s, 2009                                            60                   66,667
  New York City, NY, FGIC-TCRS, 5.75s, 2014                             9,500               10,337,805
  New York City, NY, Series F, FGIC-TCRS, 5.75s, 2015                  11,085               11,925,797
  New York City, NY, Series G, FGIC-TCRS, 5.75s, 2013                   8,500                9,273,330
  Philadelphia, PA, FGIC, 5.125s, 2014                                  3,500                3,589,705
  Rockwall, TX, Independent School District, PSF-GTD
    0s, 2014                                                            2,000                  904,000
  San Antonio, TX, Series 2000, 5s, 2020(S)(S)                          2,990                2,855,360
  State of California, 5.5s, 2013###                                    8,000                8,790,880
  State of California, 5s, 2023                                        26,455               26,235,688
  State of Connecticut, 5.25s, 2014                                     5,000                5,223,300
  State of Florida, Broward County Expressway
    Authority,10s, 2014                                                 4,350                6,634,881
  State of Washington, 6.75s, 2010                                      3,880                4,673,344
  State of Washington, 6s, 2012                                         4,360                4,954,573
  Virginia Beach, VA, 5.25s, 2012                                       2,765                2,943,868
  Virginia Beach, VA, 5.25s, 2013                                       1,250                1,320,975
                                                                                        --------------
                                                                                        $  261,317,258
------------------------------------------------------------------------------------------------------
State and Local Appropriation - 21.0%
  California Public Works Board, Lease Rev
    (California State University), 5.3s, 2015                         $ 6,655           $    6,914,279
  California Public Works Board, Lease Rev
    (California State University), 5.5s, 2015                           9,820               10,399,871
  California Public Works Board, Lease Rev
    (Department of Corrections), AMBAC, 5.25s, 2013                     6,795                7,308,090
  California Public Works Board, Lease Rev
    (University of California), 5.5s, 2014                              4,500                4,923,945
  Chicago, IL, Board of Education Lease Certificates,
    MBIA, 6.25s, 2009                                                   5,160                5,886,064
  Chicago, IL, Board of Education Lease Certificates,
    MBIA, 6.25s, 2015                                                  20,295               23,333,567
  Delaware Valley, PA, Regional Finance Authority,
    AMBAC, 7.719s, 2018(++)                                            16,250               18,537,837
  Indiana Office Building Community Capital Complex
    Rev., 6.9s, 2011                                                    9,500               11,342,145
  Kansas City, MO, Municipal Assistance, MBIA, 5.125s, 2015             5,545                5,628,619
  King County, WA Lease Rev. (King Street Center),
    MBIA, 5.125s, 2017                                                  6,975                7,007,155
  Los Angeles County, CA, Public Works Financing
    Authority (Multiple Capital Facilities), AMBAC,
    5.125s, 2017                                                        4,900                4,974,186
  Massachusetts Bay Transportation Authority, 6.1s, 2013               10,200               11,560,884
  Massachusetts Bay Transportation Authority, 5.875s, 2015              4,500                5,030,235
  Massachusetts Bay Transportation Authority, 7s, 2021                 10,185               12,728,908
  Massachusetts Bay Transportation Authority, FGIC, 5s, 2023           17,970               17,578,613
  Metropolitan Government of Nashville & Davidson
    County, TN, 7s, 2011                                                5,280                5,710,056
  Metropolitan Transportation Authority, NY, Commuter
    Facilities Rev., MBIA, 5.5s, 2011                                   3,430                3,704,503
  Metropolitan Transportation Authority, NY, Service
    Contract, 7.375s, 2008                                              5,000                5,801,050
  Metropolitan Transportation Authority, NY, Service
    Contract, 5.75s, 2013                                               5,600                6,163,696
  Michigan Building Authority Rev., Refunding
    Facilities Program Series 1, 5.25s, 2011                            5,000                5,298,600
  New York Dormitory Authority Rev., (City University),
    5.75s, 2013                                                        25,150               27,681,599
  New York Dormitory Authority Rev., (City University),
    5.75s, 2013                                                         5,000                5,503,300
  New York Dormitory Authority Rev., (State
    University), 5.5s, 2013                                             7,875                8,486,494
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 6s, 2007                                       1,500                1,667,190
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 5.75s, 2010                                    2,000                2,200,960
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 5s, 2018                                       2,500                2,451,775
  New York Thruway Authority Service Contract Rev.,
    Local Highway & Bridges, 5.25s, 2013                                6,000                6,148,080
  New York Urban Development Corp., Correctional
    Facilities, 5.5s, 2014                                              5,000                5,345,150
  New York Urban Development Corp., Correctional
    Facilities, FSA, 5.5s, 2014                                         4,525                4,937,952
  New York Urban Development Corp., Correctional
    Facilities, 5.375s, 2015                                           11,405               11,643,136
  New York Urban Development Corp., Senior Lein, 5.5s, 2016            14,690               15,459,168
  Ohio Public Facilities Commission, Higher Education
    Capital Facilities Series II A, 5s, 2010                            8,950                9,291,532
  Philadelphia, PA, Municipal Authority, MBIA, 5.4s, 2017               5,000                5,168,700
  Rhode Island Convention Center Authority, MBIA,
    5.25s, 2015                                                        20,870               21,843,585
  San Bernardino, CA, Joint Powers Financing Authority
    Lease Rev. (California Dept. of Transportation),
    5.5s, 2014                                                         10,000               10,569,700
  Santa Clara County, CA, Certificates of
    Participation, AMBAC, 6.25s, 2016                                   8,210                8,761,384
  Texas Public Finance Authority Building Rev.,
    Department of Criminal Justice, FSA, 5.25s, 2013                    5,085                5,265,162
  Wayne County, MI, MBIA, 5.25s, 2016                                   5,750                5,899,155
                                                                                        --------------
                                                                                        $  338,156,325
------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 12.6%
  Austin, TX, Utility Systems Rev., 10.75s, 2010                      $ 2,615           $    2,843,734
  Chicago, IL, Public Building Commission Mortgage
    Rev., MBIA, ETM, 7.125s, 2015                                       6,590                6,909,154
  Clark County, NV, School District, MBIA, 7s, 2009                    10,050               10,917,918
  Commonwealth of Massachusetts, 6.875s, 2010                           4,825                5,280,383
  Davenport, IA, Hospital Rev. (St. Luke's Hospital),
    AMBAC, 7.4s, 2000                                                   2,715                2,912,109
  District of Columbia, Prerefunded Refunding A1, ETM,
    6.5s, 2010                                                            295                  347,451
  Florida Board of Education, Capital Outlay, ETM,
    9.125s, 2014                                                          265                  375,940
  Illinois Health Facilities Authority Rev.,
    Prerefunded Series A, MBIA, 5.7s, 2011                              1,495                1,679,842
  Maryland Health & Higher Education Facilities
    Authority Rev. (University of Maryland Medical
    System), FGIC, 7s, 2017                                             7,945                8,726,311
  Massachusetts Health & Educational Facilities
    Authority, (University Hospital), MBIA, 7.25s, 2019                 4,500                4,818,015
  Massachusetts Port Authority Rev., "C", ETM, 13s, 2013                3,500                5,851,720
  Missouri Regional Convention & Sports Complex
    Authority, 6.8s, 2011                                               8,950               10,078,505
  Missouri Regional Convention & Sports Complex
    Authority, 6.9s, 2021                                              21,520               24,274,130
  New York City, NY, 7.65s, 2006                                        4,840                5,442,386
  New York City, NY, 7.7s, 2009                                         3,940                4,435,770
  New York City, NY, 8s, 2018                                           2,475                2,771,456
  New York Urban Development Corp., Correctional
    Facilities, 7.625s, 2006                                            7,570                8,274,010
  New York Urban Development Corp., Correctional
    Facilities, 7.375s, 2018                                            4,000                4,474,560
  Pennsylvania Convention Center Authority Rev., FGIC,
    ETM, 6.7s, 2016                                                    41,195               49,755,321
  Philadelphia, PA, Municipal Authority Rev., FGIC,
    7.1s, 2011                                                          6,000                6,669,000
  Philadelphia, PA, School District, MBIA, 7s, 2005                     9,440               10,269,965
  Rhode Island Depositors Economic Protection Corp.,
    FSA, ETM, 5.75s, 2014                                               9,800               10,872,414
  State of Florida, Jacksonville Transportation
    Authority, ETM, 9.2s, 2015                                          2,000                2,871,140
  Washington Public Power Supply System Rev., (Nuclear
    Project #2), 7.625s, 2010                                          10,815               11,820,795
                                                                                        --------------
                                                                                        $  202,672,029
------------------------------------------------------------------------------------------------------
  Airport and Port Revenue - 1.0%
    Connecticut Airport Rev., (Bradley International
      Airport), FGIC, 7.65s, 2012                                     $ 5,000           $    5,851,500
    Port of Seattle, WA, FGIC, 5.5s, 2021                               4,000                4,165,760
    Tucson, AZ, Airport Authority Rev., MBIA, 5.7s, 2013                5,000                5,349,850
                                                                                        --------------
                                                                                        $   15,367,110
------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 17.2%
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2012(S)(S)          $ 2,500           $    3,012,875
  Georgia Municipal Electric Authority Rev., AMBAC, 6.5s, 2017          8,510               10,026,482
  Georgia Municipal Electric Authority Rev., FGIC, 5.5s, 2020           5,045                5,355,671
  Intermountain Power Agency, UT, 6.15s, 2014                          44,600               49,527,854
  Intermountain Power Agency, UT, MBIA, 6s, 2016                       10,000               10,959,800
  Intermountain Power Agency, UT, AMBAC, 6s, 2021                       9,000               10,304,910
  Intermountain Power Agency, UT, Refunding Series A,
    MBIA, 5s, 2019(S)(S)                                                9,330                9,188,837
  Long Island Power Authority, NY, FSA, 0s, 2010                       10,000                5,903,400
  Long Island Power Authority, NY, FSA, 0s, 2011                       10,000                5,574,800
  Long Island Power Authority, NY, FSA, 5s, 2018                        5,000                4,987,150
  Massachusetts Municipal Wholesale Electric Co., MBIA,
    6.75s, 2017                                                         6,030                6,591,695
  Mercer County, ND, Pollution Control Rev. (Antelope
    Valley Station), AMBAC, 7.2s, 2013                                  4,000                5,033,440
  Michigan Strategic Fund, Limited Obligation Rev
    (Detroit Edison), MBIA, 7s, 2008                                    3,000                3,615,150
  North Carolina Municipal Power, MBIA, 5.7s, 2013                      7,000                7,672,770
  North Carolina Eastern Municipal Power, (Catawba),
    MBIA, 5.625s, 2014                                                  7,735                8,370,663
  North Carolina Eastern Municipal Power, MBIA, 5.125s, 2017           13,925               14,040,438
  North Carolina Eastern Municipal Power, MBIA, 6.5s, 2018              9,250               10,967,910
  Northern California Transmission Agency, MBIA, 7s, 2013               4,000                4,971,320
  Piedmont, SC, Municipal Power Agency, FGIC, 6.25s, 2021               4,150                4,822,798
  Puerto Rico Electric Power Authority, Power Rev.,
    FSA, 5.25s, 2015                                                    5,000                5,237,300
  Puerto Rico Electric Power Authority, Power Rev.,
    FSA, 5.25s, 2016                                                    6,000                6,257,940
  San Antonio, TX, Electricity and Gas Rev., 5s, 2018                  10,000                9,878,600
  Washington Public Power Supply System Rev., (Nuclear
    Project #1), MBIA, 5.75s, 2010                                     13,100               14,293,017
  Washington Public Power Supply System Rev., (Nuclear
    Project #1), MBIA, 5.75s, 2011                                      7,500                8,133,825
  Washington Public Power Supply System Rev., (Nuclear
    Project #1), FSA, 5.125s, 2014                                     12,500               12,689,000
  Washington Public Power Supply System Rev., (Nuclear
    Project #2), MBIA, 5.625s, 2010                                    10,000               10,833,300
  Washington Public Power Supply System Rev., (Nuclear
    Project #2), MBIA, 5.7s, 2012                                      15,000               16,090,650
  Washington Public Power Supply System Rev., (Nuclear
    Project #3), FGIC, 0s, 2005                                         6,895                5,328,042
  Washington Public Power Supply System Rev., (Nuclear
    Project #3), 7.125s, 2016                                           5,145                6,327,321
                                                                                        --------------
                                                                                        $  275,996,958
------------------------------------------------------------------------------------------------------
Health Care Revenue - 2.7%
  Bell County, TX, Health Facilities Development Corp.
    Rev. (Buckner Retirement Facility), 5.25s, 2019                   $ 2,500           $    2,444,175
  Denver, CO, Health & Hospital Rev., 5.375s, 2028                      4,350                4,283,793
  Elkhart County, IN, Hospital Authority Rev., (Elkhart
    General Hospital), 5.25s, 2020                                      4,345                4,257,231
  Illinois Educational Facilities Authority Rev.,
    (Centegra Health Systems), 5.25s, 2024                              5,500                5,283,960
  Indiana Health Facility Hospital Rev., (Floyd
    Memorial Hospital & Health Services), 5.25s, 2018                   1,400                1,383,298
  Indiana Health Facility Hospital Rev., (Floyd
    Memorial Hospital & Health Services), 5.25s, 2022                   1,000                  980,410
  Massachusetts Health & Educational Facilities
    Authority Rev., Obligation Group A (Caritas
    Christi), 5.7s, 2015                                                2,500                2,503,050
  Michigan Hospital Finance Authority Rev., (Genesys
    Regional Medical), 5.5s, 2027                                       9,000                8,625,690
  Michigan Hospital Finance Authority Rev., (Mercy
    Health Services), 5.625s, 2016                                      8,375                8,747,185
  Peninsula Ports Authority, VA, Refunding Riverside
    Health Systems Project, 5.25s, 2011                                 2,605                2,723,215
  Pennsylvania Higher Education Facilities, (University
    of Pennsylvania), 5.75s, 2022                                       2,015                2,100,134
                                                                                        --------------
                                                                                        $   43,332,141
------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.2%
  Scioto County, OH, (Norfolk Southern Corp.), 5.3s, 2013             $ 2,500           $    2,527,525
------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 10.5%
  Arizona Health Facilities Authority Hospital System
    Rev., (Northern Arizona Healthcare Systems), AMBAC,
    4.75s, 2018                                                       $ 2,000           $    1,930,600
  District of Columbia Hospital Rev., (Medlantic
    Healthcare), MBIA, 5.25s, 2019                                      6,750                6,844,432
  Fredericksburg, VA, Industrial Development (Medicorp
    Health Systems), AMBAC, 5.25s, 2023                                 7,000                7,085,120
  Illinois Development Finance Authority Rev., (Provena
    Health), MBIA, 5.75s, 2016                                          5,980                6,406,135
  Illinois Educational Facilities Authority Rev., (Holy
    Family Medical Center), MBIA, 5.125s, 2017                          6,975                6,945,496
  Illinois Health Facilities Authority Rev., (Alexian
    Brothers Health Systems), FSA, 5.25s, 2011                          6,765                7,121,922
  Illinois Health Facilities Authority Rev., (Methodist
    Medical Center), MBIA, 5.5s, 2010                                   3,540                3,820,828
  Illinois Health Facilities Authority Rev., Unrefunded
    Bal. Series A, MBIA, 5.7s, 2011                                     3,005                3,262,528
  Indiana Health Facility Hospital Rev., (Sisters of
    St. Francis), MBIA, 5.125s, 2017                                    7,040                7,056,544
  Jefferson Parish, LA, Hospital District 2, FSA,
    5.25s, 2012                                                         2,705                2,829,105
  Lancaster County, NE, Hospital Authority Rev. (Bryan
    Memorial Hospital), MBIA, 5.375s, 2017                              4,250                4,380,178
  Maryland Health & Higher Educational Facilities,
    (Medlantic/Helix Issue Series A), FSA, 5.25s, 2012                  1,825                1,920,612
  Mesa, AZ, Industrial Development Authority Rev.,
    (Lutheran Health Systems), MBIA, 5s, 2019                           2,000                1,979,980
  Michigan Hospital Finance Authority Rev., (Sisters of
    Mercy Hospital), MBIA, 5.375s, 2014                                 9,000                9,619,740
  Montgomery Alabama Special Care Facilities, Series B
    (Baptist Health), MBIA, 5.25s, 2013                                 2,700                2,819,016
  New Jersey Health Care Facilities, Refunding Series B
    (St. Barnabas Health), MBIA, 5.25s, 2013                            5,500                5,761,470
  New York Dormitory Authority Rev., (Brookdale
    Hospital Medical Center), AMBAC, 5.2s, 2014                         4,915                5,083,142
  New York Dormitory Authority Rev., (Wyckoff Heights
    Medical Center), AMBAC, 5.2s, 2014                                  2,500                2,585,525
  New York Dormitory Authority Rev., Secured Hospital
    (Interfaith Medical Center), AMBAC, 5.25s, 2014                     4,320                4,486,018
  North Central Texas Health Facility Development Corp.
    Rev., (Texas Health Resources System), MBIA, 5s, 2017               6,000                5,922,300
  North Texas Health Facilities Development Corp.,
    (United Regional Health Care Systems, Inc.), MBIA,
    5s, 2014                                                            8,980                9,027,055
  Peninsula Ports Authority, VA, (Whittaker Memorial),
    FHA, 8.7s, 2023                                                     1,595                1,622,386
  Pennsylvania Higher Educational Facilities Authority,
    (Allegheny Delaware Valley), MBIA, 5.3s, 2006                       1,975                2,000,655
  Pennsylvania Higher Educational Facility Authority,
    (Allegheny Delaware Valley Obligation A), MBIA,
    5.875s, 2016                                                        5,000                5,120,700
  Sayre, PA, Health Care Facilities Authority Rev
    (Guthrie Healthcare Systems), AMBAC, 7s, 2011                       6,000                6,443,040
  Sierra View, CA, Local Health Care District Rev.,
    ACA, 5.25s, 2018                                                    5,000                4,945,450
  Spartanburg County, SC, Health Service District,
    Inc., MBIA, 5.125s, 2017                                            6,125                6,172,530
  Tarrant County, TX, Health Facilities Development Corp
    (Fort Worth Osteopathic), MBIA, 6s, 2021                            6,000                6,764,940
  Tarrant County, TX, Health Facilities Development Corp
    (Texas Health Resources), MBIA, 5.25s, 2018                        18,605               18,813,190
  Washington County, PA, Hospital Authority Rev
    (Washington Hospital), AMBAC, 7.15s, 2017                           9,000                9,525,870
                                                                                        --------------
                                                                                        $  168,296,507
------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.5%
  California Statewide Community Development Authority,
    (Irvine Apartments), 5.25s, 2025                                  $ 3,500           $    3,575,355
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                   4,000                4,270,040
                                                                                        --------------
                                                                                        $    7,845,395
------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.7%
  Illinois Dedicated Tax Rev., (Civic Center), AMBAC,
    6.25s, 2011                                                       $ 3,640           $    4,187,856
  Illinois Sales Tax Rev., 0s, 2009                                     8,965                5,673,142
  Illinois Sales Tax Rev., 6.5s, 2022                                   5,000                5,902,750
  Metropolitan Atlanta, GA, Rapid Transit Authority,
    6.25s, 2018                                                         4,580                5,223,169
  New York City, NY, Transitional Finance Authority Rev.,
    5.125s, 2021
                                                                        5,000                5,019,750
  Virgin Islands Public Finance Authority, 5.5s, 2022                   2,000                2,004,200
                                                                                        --------------
                                                                                        $   28,010,867
------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 2.2%
  Colorado Housing Finance Authority, Single Family
    Series B3, 6.55s, 2025                                            $ 1,000           $    1,097,820
  Colorado Housing Finance Authority, Single Family
    Series A1, 7.4s, 2027                                               1,650                1,815,198
  Colorado Housing Finance Authority, Single Family
    Series D2, 6.35s, 2029                                              4,500                4,919,670
  Colorado Housing Finance Authority, Single Family
    Series A2, 6.45s, 2030                                              3,500                3,839,220
  Colorado Housing Finance Authority, Senior Single
    Family Series A 3, 6.05s, 2016                                      1,250                1,358,050
  Maryland Community Development Administration, Single
    Family 7th Series, 7.3s, 2025                                       9,000                9,615,870
  Mississippi Home Corp. Series F, GNMA, 7.55s, 2027                    1,490                1,677,606
  Mississippi Home Corp. Single Family, Mortgage Class 5
    Series C, GNMA/FNMA, 5s, 2030                                       4,000                4,316,720
  Missouri Housing Development Commission, Mortgage
    Rev., Single Family Series D2, 6.3s, 2029                           1,150                1,263,919
  New Mexico Mortgage Finance Authority, New Mexico
    Mortgage Authority A2, GNMA/FNMA, 6.25s, 2030                       5,110                5,576,185
                                                                                        --------------
                                                                                        $   35,480,258
------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.2%
  Northeast Maryland Waste Disposal Authority,
    (Southwest County Resource Recovery), MBIA, 7.2s, 2005            $ 3,000           $    3,467,550
------------------------------------------------------------------------------------------------------
Special Assesment District - 0.6%
  Chico, CA, Public Finance Authority Rev. (Southeast
    Chico Redevelopment), FGIC, 6.625s, 2021                          $ 6,435           $    6,742,915
  Port St. Lucie, FL, Special Assessment, Utility
    Service Area Number 3 4 A, MBIA, 5s, 2018                           2,500                2,498,800
                                                                                        --------------
                                                                                        $    9,241,715
------------------------------------------------------------------------------------------------------
Turnpike Revenue - 2.8%
  Florida Turnpike Authority Turnpike Rev., Department
    Transportation Series A, FGIC, 5.25s, 2014                        $ 8,115           $    8,452,665
  New Jersey Transportation Trust Fund Authority,
    5.25s, 2016                                                         8,500                8,726,780
  New York Thruway Authority, Highway & Bridge Trust
    Fund, FGIC, 5.25s, 2013                                             5,000                5,246,600
  New York Thruway Authority Service Contract Rev.,
    Local Highway & Bridges, MBIA, 5.375s, 2014                         2,500                2,631,025
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                2,200                1,062,446
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2013                7,000                3,179,050
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2014                6,500                2,773,290
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2015                7,300                2,899,852
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2016                1,900                  707,332
  Texas Turnpike Authority, Dallas North Thruway Rev.,
    FGIC, 5.5s, 2015                                                    4,000                4,235,960
  Texas Turnpike Authority, Dallas Thruway (President
    George Bush Turnpike), AMBAC, 5s, 2016                              4,500                4,494,060
                                                                                        --------------
                                                                                        $   44,409,060
------------------------------------------------------------------------------------------------------
Universities - 2.7%
  Massachusetts Health & Educational Facilities,
    (Harvard University), 6.25s, 2020                                  17,000           $   19,973,300
  New York Dormitory Authority Rev., (New York
    University), MBIA, 5.75s, 2013                                      3,275                3,681,067
  New York Dormitory Authority Rev., (Rockefeller
    University), 5.25s, 2011                                            2,725                2,915,232
  New York Dormitory Authority Rev., (Rockefeller
    University), 5.25s, 2013                                            2,275                2,396,258
  New York Dormitory Authority Rev., (University of
    Rochester), MBIA, 5.25s, 2013                                       1,160                1,218,220
  New York Dormitory Authority Rev., (University of
    Rochester), MBIA, 5.25s, 2014                                       1,795                1,873,765
  New York Dormitory Authority Rev., (University of
    Rochester), MBIA, 5.25s, 2015                                       3,825                3,965,607
  Pennsylvania Higher Educational Facilities Authority
    Rev., (Temple University), MBIA, 5.25s, 2014                        2,000                2,074,060
  Texas A & M University, Permanent University Fund,
    0s, 2007                                                            6,695                4,712,343
                                                                                        --------------
                                                                                        $   42,809,852
------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 1.5%
  Detroit, MI, Sewage Disposal Rev., MBIA, 5s, 2022                   $ 8,750           $    8,619,887
  Honolulu, HI, City & County Systems, 2nd Bond
    Resolution Junior Series, FGIC, 5.25s, 2013                         2,935                3,050,933
  Houston, TX, Water & Sewer Systems Rev., FGIC, 5s, 2018              10,000                9,875,400
  Rio Rancho, NM, Water Systems Rev., Refunding, AMBAC,
    4.75s, 2015                                                         1,500                1,464,855
  Rio Rancho, NM, Water Systems Rev., Refunding, AMBAC,
    4.75s, 2016                                                         2,000                1,946,880
                                                                                        --------------
                                                                                        $   24,957,955
------------------------------------------------------------------------------------------------------
Other - 0.3%
  Orange County, CA, California Recovery Certificates, MBIA,
    6s, 2026                                                          $ 5,000           $    5,526,000
------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,389,680,900)                                 $1,509,414,505
------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 3.8%
------------------------------------------------------------------------------------------------------
  California Statewide Community Development, Sutter
    Health, due 07/01/15                                              $   700           $      700,000
  District of Columbia Rev., due 08/15/38                               2,100                2,100,000
  District of Columbia Rev., Multimodal Medlantic
    Series C,
    due 08/15/38                                                        1,700                1,700,000
  Harris County, TX, Hospital Rev. Methodist Hospital,
    due 12/01/25                                                        3,800                3,800,000
  Harris County, TX, Industrial Development Corp.,
    Adjusted Refunding Baytank Houston, due 12/01/25                   16,500               16,500,000
  M S R Public Power Agency, CA, San Juan, Adjustment
    Adjusted Subordinated Lien Series D, due 07/01/18                   8,500                8,500,000
  Massachusetts St. Water Resources Authority,
    Multimodal Refunding Subordinated, due 11/01/26                     6,500                6,500,000
  New York City, NY, due 06/15/20                                       3,500                3,500,000
  New York City, NY, Municipal Water Finance Authority,
    due 06/15/23                                                        7,800                7,800,000
  Pinellas County, FL, Health Facility Authority, due
    12/01/15                                                            7,150                7,150,000
  St. Lucie County, FL, Polluiton Control Rev. Florida
    Power & Light, due 01/01/26                                         2,400                2,400,000
  Uinta County, WY, Pollution Control Rev. Chevron USA,
    Inc., due 08/15/20                                                    200                  200,000
------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Amortized Cost                                     $   60,850,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,450,530,900)                                     $1,570,264,505

Other Assets, Less Liabilities - 2.3%                                                       37,775,192
------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                     $1,608,039,697
------------------------------------------------------------------------------------------------------
  (++) Inverse floating rate security.
(S)(S) When issued security. At February 28, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the when issued security.
   ### Security segregated as collateral for an open futures contract.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,450,530,900)        $1,570,264,505
  Cash                                                                   41,394
  Receivable for Fund shares sold                                    12,422,135
  Receivable for investments sold                                    24,680,009
  Interest receivable                                                18,011,890
  Other assets                                                           22,006
                                                                 --------------
      Total assets                                               $1,625,441,939
                                                                 --------------
Liabilities:
  Distributions payable                                          $    2,700,001
  Payable for Fund shares reacquired                                  2,198,825
  Payable for investments purchased                                       2,150
  Payable for when-issued investments purchased                      12,111,370
  Payable for daily variation margin on open futures
    contracts                                                            65,094
  Payable to affiliates -
    Management fee                                                       51,041
    Shareholder servicing agent fee                                      14,732
    Distribution and service fee                                         18,731
    Administrative fee                                                    1,844
  Accrued expenses and other liabilities                                238,454
                                                                 --------------
      Total liabilities                                          $   17,402,242
                                                                 --------------
Net assets                                                       $1,608,039,697
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,457,495,164
  Unrealized appreciation on investments                            121,811,728
  Accumulated undistributed net realized gain on
    investments                                                      24,394,394
  Accumulated net investment income                                   4,338,411
                                                                 --------------
      Total                                                      $1,608,039,697
                                                                 ==============
Shares of beneficial interest outstanding                         146,886,550
                                                                  ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $1,525,825,121 / 139,370,684 shares of
      beneficial interest outstanding)                              $10.95
                                                                    ======
  Offering price per share (100 / 95.25)                            $11.50
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $82,214,576 / 7,515,866 shares of
      beneficial interest outstanding)                              $10.94
                                                                    ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1999
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 44,262,997
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,140,520
    Trustees' compensation                                               39,145
    Shareholder servicing agent fee                                     920,546
    Distribution and service fee (Class B)                              326,528
    Administrative fee                                                   76,883
    Custodian fee                                                       185,261
    Printing                                                              3,924
    Postage                                                              54,798
    Auditing fees                                                        17,930
    Legal fees                                                            5,913
    Miscellaneous                                                       185,743
                                                                   ------------
      Total expenses                                               $  4,957,191
    Fees paid indirectly                                               (193,270)
                                                                   ------------
      Net expenses                                                 $  4,763,921
                                                                   ------------
        Net investment income                                      $ 39,499,076
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 26,045,304
    Futures contracts                                                (3,682,902)
                                                                   ------------
      Net realized gain on investments                             $ 22,362,402
                                                                   ------------
Change in unrealized appreciation (depreciation) -
    Investments                                                    $(31,566,388)
    Futures contracts                                                 4,772,507
                                                                   ------------
      Net unrealized loss on investments                           $(26,793,881)
                                                                   ------------
        Net realized and unrealized loss on investments            $ (4,431,479)
                                                                   ------------
          Increase in net assets from operations                   $ 35,067,597
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                      YEAR ENDED
                                                         FEBRUARY 28, 1999                 AUGUST 31, 1998
                                                               (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  From net investment income                                $   39,499,076                  $   83,801,139
  Net realized gain on investments                              22,362,402                      23,909,104
  Net unrealized gain (loss) on investments                    (26,793,881)                     22,847,429
                                                            --------------                  --------------
      Increase in net assets from operations                $   35,067,597                  $  130,557,672
                                                            --------------                  --------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $  (37,856,652)                 $  (81,123,493)
  From net investment income (Class B)                          (1,666,638)                     (3,212,719)
  From net realized gain on investments (Class A)              (14,781,390)                    (28,342,272)
  From net realized gain on investments (Class B)                 (768,647)                     (1,279,318)
                                                            --------------                  --------------
      Total distributions declared to shareholders          $  (55,073,327)                 $ (113,957,802)
                                                            --------------                  --------------
Net decrease in net assets from Fund share
transactions                                                $  (92,743,659)                 $  (32,044,145)
                                                            --------------                  --------------
      Total decrease in net assets                          $ (112,749,389)                 $  (15,444,275)
Net assets:
  At beginning of period                                     1,720,789,086                   1,736,233,361
                                                            --------------                  --------------
  At end of period (including accumulated
    undistributed net investment income of $4,338,411
    and $4,362,625, respectively)                           $1,608,039,697                  $1,720,789,086
                                                            ==============                  ==============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                       SIX MONTHS                                                                  TEN MONTHS
                            ENDED                      YEAR ENDED AUGUST 31,                            ENDED        YEAR ENDED
                     FEBRUARY 28,       ---------------------------------------------------        AUGUST 31,       OCTOBER 31,
                             1999             1998           1997         1996         1995              1994              1993
                      (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                          CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value -
 beginning of period       $11.09           $10.99         $10.75       $10.83       $10.68            $11.64            $10.73
                           ------           ------         ------       ------       ------            ------            ------
Income from investment
 operations# -
  Net investment
   income                  $ 0.26           $ 0.54         $ 0.57       $ 0.59       $ 0.60            $ 0.51            $ 0.61
  Net realized and
   unrealized gain
   (loss) on
   investments              (0.03)            0.28           0.24        (0.09)        0.15             (0.77)             1.14
                           ------           ------         ------       ------       ------            ------            ------
Total from
 investment
 operations                $ 0.23           $ 0.82         $ 0.81       $ 0.50       $ 0.75            $(0.26)           $ 1.75
                           ------           ------         ------       ------       ------            ------            ------
Less distributions
 declared to sharheolders -
  From net investment
  income                   $(0.27)          $(0.54)        $(0.57)      $(0.58)      $(0.60)           $(0.47)           $(0.66)
  From net realized
   gain on investments      (0.10)           (0.18)          --           --           --               (0.16)            (0.15)
  In excess of net
   investment income         --               --             --           --           --               (0.04)            (0.03)
  In excess of net
   realized gain on
   investments               --               --             --           --           --               (0.03)             --
                           ------           ------         ------       ------       ------            ------            ------
Total distributions
 declared
 to shareholders           $(0.37)          $(0.72)        $(0.57)      $(0.58)      $(0.60)           $(0.70)           $(0.84)
                           ------           ------         ------       ------       ------            ------            ------
Net asset value -
 end of period             $10.95           $11.09         $10.99       $10.75       $10.83            $10.68            $11.64
                           ======           ======         ======       ======       ======            ======            ======
Total return(+)             2.09%++          7.78%          7.75%        4.67%        7.31%           (2.33)%++          16.97%
Ratios (to average net
 assets)/
 Supplemental data:
  Expenses##                0.57%+           0.60%          0.60%        0.60%        0.61%             0.59%+            0.59%
  Net investment income     4.86%+           4.90%          5.29%        5.37%        5.70%             5.49%+            5.63%
Portfolio turnover            12%              79%            91%          84%          90%               74%               56%
Net assets at end of
 period
 (000,000 omitted)         $1,526           $1,639         $1,660       $1,798       $1,949            $2,031            $2,195

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                       SIX MONTHS                                                                TEN MONTHS
                            ENDED                     YEAR ENDED AUGUST 31,                           ENDED       PERIOD ENDED
                     FEBRUARY 28,       -------------------------------------------------        AUGUST 31,        OCTOBER 31,
                             1999             1998         1997         1996         1995              1994              1993*
                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                          CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -
  beginning of period      $11.08           $10.99         $10.74       $11.10       $10.67            $11.63            $11.68
                           ------           ------         ------       ------       ------            ------            ------
Income from investment
  operations# -
  Net investment income    $ 0.22           $ 0.45         $ 0.48       $ 0.49       $ 0.49            $ 0.40            $ 0.07
  Net realized and
    unrealized gain (loss)
    on investments          (0.04)            0.28           0.25        (0.37)        0.16             (0.77)            (0.05)
                           ------           ------         ------       ------       ------            ------            ------
Total from investment
  operations               $ 0.18           $ 0.73         $ 0.73       $ 0.12       $ 0.65            $(0.37)           $ 0.02
                           ------           ------         ------       ------       ------            ------            ------
Less distributions declared
  to sharheolders -
  From net investment
    income                 $(0.22)          $(0.46)        $(0.48)      $(0.48)      $(0.49)           $(0.40)           $(0.07)
  From net realized
    gain on investments     (0.10)           (0.18)          --           --           --               (0.16)             --
  In excess of net
    investment income        --               --             --           --           --                --               (0.00)(++)
  In excess of net
    realized gain on
    investments              --               --             --           --           --               (0.03)             --
                           ------           ------         ------       ------       ------            ------            ------
Total distributions
  declared to
  shareholders             $(0.32)          $(0.64)        $(0.48)      $(0.48)      $(0.49)           $(0.59)           $(0.07)
                           ------           ------         ------       ------       ------            ------            ------
Net asset value -
  end of period            $10.94           $11.08         $10.99       $10.74       $10.83            $10.67            $11.63
                           ------           ------         ------       ------       ------            ------            ------
Total return                1.70%++          6.85%        6.84%        3.69%        6.35%           (3.25)%++            1.49%+
Ratios (to average net
 assets)/Supplemental data:
  Expenses##                1.37%+           1.40%        1.46%        1.55%        1.60%             1.72%+             1.70%+
  Net investment income     4.06%+           4.10%        4.42%        4.42%        4.68%             4.41%+             3.85%+
Portfolio turnover            12%              79%          91%          84%          90%               74%                56%
Net assets at end of period
 (000,000 omitted)            $82              $81          $76          $71          $56               $45                $10

   * For the period from the inception of Class B, September 7, 1993, through October 31, 1993.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
##   The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this offset arrangement.
(++) Per share amount was less than $0.01.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Bond Fund (the Fund) is a diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or security prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares after approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS              BASED ON GROSS INCOME
------------------------------------     --------------------------------------
First $200 million            0.220%     First $16 million                4.12%
Next $1.8 billion             0.187%     Next $144 million                3.51%
In excess of $2 billion       0.168%     In excess of $160 million        3.16%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $12,709 for the six months ended February 28, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal,shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $105,282 for the six months ended February 28, 1999, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan relating solely to Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee paid by the fund in connection with the sale of Class B shares, payment of the Class B service fee will be suspended until such date as the trustees of the trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, no amounts were retained for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 0.80% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1999, were $16,215 and $112,489 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder serving agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations aggregated $193,485,467 and $391,825,180, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $1,450,530,900
                                                             --------------
Gross unrealized appreciation                                $  120,878,483
Gross unrealized depreciation                                    (1,144,878)
                                                             --------------
    Net unrealized appreciation                              $  119,733,605
                                                             ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                               SIX MONTHS ENDED FEBRUARY 28, 1999               YEAR ENDED AUGUST 31, 1998
                               ----------------------------------        --------------------------------
                                       SHARES              AMOUNT             SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                        58,452,954       $ 647,739,236        188,715,710       $ 2,080,177,975
Shares issued to shareholders in
  reinvestment of distributions     2,990,342          33,026,410          6,076,636            66,922,592
Shares reacquired                 (69,880,809)       (775,336,420)      (197,993,875)       (2,184,102,786)
                                  -----------       -------------       ------------       ---------------
    Net decrease                   (8,437,513)      $ (94,570,774)        (3,201,529)      $   (37,002,219)
                                  ===========       =============       ============       ===============
Class B Shares
                               SIX MONTHS ENDED FEBRUARY 28, 1999               YEAR ENDED AUGUST 31, 1998
                               ----------------------------------        --------------------------------
                                       SHARES              AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                           906,419       $  10,037,153          1,770,410       $    19,544,891
Shares issued to shareholders in
  reinvestment of distributions       138,014           1,522,730            254,719             2,802,449
Shares reacquired                    (881,224)         (9,732,768)        (1,576,595)          (17,389,266)
                                  -----------       -------------       ------------       ---------------
    Net increase                      163,209       $   1,827,115            448,534       $     4,958,074
                                  ===========       =============       ============       ===============

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 28, 1999, was $6,618.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Future Contracts

                                                                    UNREALIZED
                                                                  APPRECIATION
DESCRIPTION               EXPIRATION    CONTRACTS  POSITION     (DEPRECIATION)
--------------------------------------------------------------------------------
Municipal Bond Index      March 1999          235      Long         $  (67,292)
U.S. Treasury Bonds       March 1999          323     Short          2,145,415
                                                                   -----------
                                                                    $2,078,123
                                                                    ==========

At February 28, 1999, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

MFS(R) MUNICIPAL BOND FUND

TRUSTEES                                               CUSTODIAN
Richard B. Bailey* - Private Investor;                 State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                              INVESTOR INFORMATION
                                                       For MFS stock and bond market outlooks, call
Peter G. Harwood - Private Investor                    toll free: 1-800-637-4458 anytime from a
                                                       touch-tone telephone. For information on MFS
J. Atwood Ives - Chairman and Chief Executive          mutual funds, call your financial adviser or,
Officer, Eastern Enterprises (diversified              for an information kit, call toll free:
services company)                                      1-800-637-2929 any business day from 9 a.m. to
                                                       5 p.m. Eastern time (or leave a message
Lawrence T. Perera - Partner, Hemenway                 anytime).
& Barnes (attorneys)
                                                       INVESTOR SERVICE
William J. Poorvu - Adjunct Professor, Harvard         MFS Service Center, Inc.
University Graduate School of Business                 P.O. Box 2281
Administration                                         Boston, MA 02107-9906

Charles W. Schmidt - Private Investor                  For general information, call toll free:
                                                       1-800-225-2606 any business day from
Arnold D. Scott* - Senior Executive                    8 a.m. to 8 p.m. Eastern time.
Vice President, Director, and Secretary,
MFS Investment Management                              For service to speech- or hearing-impaired,
                                                       call toll free: 1-800-637-6576 any business day
Jeffrey L. Shames* - Chairman, Chief                   from 9 a.m. to 5 p.m. Eastern time. (To use
Executive Officer, and Director,                       this service, your phone must be equipped with
MFS Investment Management                              a Telecommunications Device for the Deaf.)

Elaine R. Smith - Independent Consultant               For share prices, account balances, and
                                                       exchanges, call toll free: 1-800-MFS-TALK
David B. Stone - Chairman and Director,                (1-800-637-8255) anytime from a touch-tone
North American Management Corp.                        telephone.
(investment advisers)
                                                       WORLD WIDE WEB
INVESTMENT ADVISER                                     www.mfs.com
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Geoffrey L. Schechter*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

MFS(R) MUNICIPAL BOND FUND                                          ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
WE INVENTED THE MUTUAL FUND(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                           MMB-3 4/99 47M 17/217